                             LETTER OF TRANSMITTAL

                     TO TENDER UNITS OF BENEFICIAL INTEREST
                                       OF

                BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST
           PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 20, 1998,
                          AS AMENDED FROM TIME TO TIME
                                       BY

                           SAN JUAN PARTNERS, L.L.C.

                      THE OFFER AND WITHDRAWAL RIGHTS WILL
           EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY,
                       FEBRUARY 17, 1998, UNLESS EXTENDED
                      (AS EXTENDED, THE "EXPIRATION DATE")

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

        By Hand Delivery
          or Overnight:                 Facsimile Transmission:                   By Mail:
        Tender & Exchange                   (212) 815-6213                    Tender & Exchange
           Department              (For Eligible Institutions Only)              Department
       101 Barclay Street                                                      P.O. Box 11248
   Receive and Delivery Window           Confirm by Telephone:              Church Street Station
    New York, New York 10286                                                 New York, New York
                                            (800) 507-9357                       10286-1248

                             ---------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTION VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN.

     THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Units (as defined below) either if (1) certificates evidencing Units are to be forwarded herewith or (2) unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, delivery of Units is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase. Unit holders whose certificates are not immediately available, or who are unable to deliver the Units and all other documents required hereby to the Depositary on or prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Units pursuant to the guaranteed delivery procedures set forth in "THE TENDER
OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase. See Instruction 2.

----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF UNITS TENDERED
----------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON                       UNITS TENDERED
                     CERTIFICATE(S))                              (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER OF
                                                                                UNITS REPRESENTED        NUMBER
                                                               CERTIFICATE             BY               OF UNITS
                                                              NUMBER(S)(1)      CERTIFICATE(S)(1)      TENDERED(2)
                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------
                                                               Total Units
----------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by Unit holders tendering by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Units described above are being tendered. See Instruction
     4.
----------------------------------------------------------------------------------------------------------------------

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Units tendered hereby. The certificates and number of Units that the undersigned wishes to tender should be indicated in the appropriate boxes.

[ ]     CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY
        BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY'S ACCOUNT THE
        BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
        Name of Tendering Institution:
        ------------------------------------------------------------
        Account Number:
        ------------------------------------------------------------
        Transaction Code Number:
        ------------------------------------------------------------
[ ]     CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO
        A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
        DEPOSITARY AND COMPLETE THE FOLLOWING:
        Transaction Code Number:
        ------------------------------------------------------------
        Date of Execution of Notice of Guaranteed Delivery:
        ------------------------------------------------------------
        Name of Institution that Guaranteed Delivery:
        ------------------------------------------------------------
        If Delivered by book-entry transfer, complete the following:
        Name of Tendering Institution:
        ------------------------------------------------------------
        Account Number:
        ------------------------------------------------------------
        Transaction Code Number:
        ------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

          The undersigned hereby tenders to San Juan Partners, L.L.C., a Texas limited liability company (the "Purchaser"), the above-described Units of Beneficial Interest (the "Units") of Burlington Resources Coal Seam Gas Royalty Trust, a Delaware business trust (the "Trust"), pursuant to the Purchaser's offer to purchase 5,446,860 Units at a price of $8.25 per unit, net to the seller in cash, without interest thereon (the "Purchase Price"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated January 20, 1998, as amended from time to time (the "Offer to Purchase"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with any amendments or supplements to such documents, constitute the "Offer").

          Subject to, and effective upon, the acceptance for payment of, and payment for, the Units tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Units that are being tendered hereby (and any and all other Units, other securities, rights or distributions issued or issuable in respect to such Units on or after the date of the Offer to Purchase, other than regular cash distributions declared by the Trust having a record date prior to the date of transfer to the Purchaser or its nominees or assignees on the Trust's transfer records of the Units tendered herewith as provided in the Offer to Purchase (such Units or other securities, rights or distributions other than such regular cash distributions being referred to herein as "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (a) deliver certificates for such Units (and any Distributions) or transfer ownership of such Units (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in either such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Purchaser, (b) present such Units (and any Distributions) for transfer on the Trust transfer records and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units (and any Distributions), all in accordance with the terms of the Offer.

          The undersigned hereby irrevocably appoints C. N. O'Sullivan and Scott
W. Smith, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned, including the execution of any written consent, in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper with respect to all of the Units tendered hereby (and any Distributions) which have been accepted for payment by the Purchaser prior to the time of any vote or other action at any meeting of Unit holders of the Trust. This power of attorney and proxy are irrevocable, and are granted in consideration of, and are effective upon, the acceptance for payment of such Units in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior powers of attorney and proxies appointed by the undersigned at any time with respect to such Units (and any Distributions) and no subsequent powers of attorney or proxies will be appointed by the undersigned (and if given or executed, will not be deemed effective). The Purchaser expressly reserves the right to require that, in order for Units (and any Distributions) to be validly tendered, immediately upon the acceptance for payment of such Units (and any Distributions), the Purchaser must be able to exercise full voting rights with respect to such Units (and any Distributions).

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered hereby (and any Distributions), the tender of the tendered Units complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Units tendered hereby (and any Distributions).

          All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the personal representatives, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

          The undersigned understands that tenders of Units pursuant to any one of the procedures described in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the Offer Price is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Units tendered hereby.

          The undersigned acknowledges that, subject to the applicable rules of the Securities and Exchange Commission (the "Commission"), the Purchaser expressly reserves the right, in its sole discretion, at any time or from time to time and regardless of whether or not any of the events set forth in "THE TENDER OFFER -- 14. Certain Conditions of the Offer" of the Offer to Purchase shall have occurred or shall have been determined by the Purchaser to have occurred, (i) to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and the payment for, all Units validly tendered by giving oral or written notice of such extension to the Depositary and (ii) to amend the Offer in any respect, by giving oral or written notice of such extension or amendment to the Depositary. The undersigned acknowledges that these rights reserved by the Purchaser are in addition to the Purchaser's rights to terminate the Offer pursuant to "THE TENDER OFFER -- 14. Certain Conditions of the Offer" of the Offer to Purchase. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON THE PURCHASE PRICE FOR TENDERED UNITS, WHETHER OR NOT THE PURCHASER EXERCISES ITS RIGHTS TO EXTEND THE OFFER.

          The undersigned also acknowledges that, subject to the applicable rules of the Commission, if the Minimum Condition (as defined in the Offer to Purchase) is not satisfied, or if any or all of the other events set forth in "THE TENDER OFFER -- 14. Certain Conditions of the Offer" of the Offer to Purchase shall have occurred prior to the Expiration Date, the Purchaser reserves the right (but shall not be obligated) in its sole discretion to (i) decline to purchase any of the Units tendered in the Offer, terminate the Offer and return all tendered Units to the tendering Unit holders, (ii) waive or reduce the Minimum Condition, or waive or amend any or all other conditions to the Offer to the extent permitted by applicable law and, subject to complying with applicable rules and regulations of the Commission, purchase all Units validly tendered, (iii) extend the Offer and, subject to the right of the Unit holders to withdraw Units until the Expiration Date, retain the Units that have been tendered during the period or periods for which the Offer is extended or
(iv) amend the Offer.

          Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price of any Units purchased, and return any certificates for Units not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Units tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price for any Units purchased, and return any certificates for Units not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Purchase Price of any Units purchased, and return any certificates for Units not tendered or not purchased, in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any Units tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Units from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Units so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the Purchase Price of Units purchased and/or certificates for Units not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Units tendered by book-entry transfer that are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than the account designated above.

Issue check and/or certificate(s) to:

Name:
--------------------------------------------------------------------------------
                                 (Please Print)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                           (See Substitute Form W-9)

[ ] Credit unpurchased Units tendered by book-entry transfer to the account set forth below:

Name of Account Party:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Units purchased and/or certificates for Units not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.

Issue check and/or certificate(s) to:

Name:
--------------------------------------------------------------------------------
                                 (Please Print)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                           (See Substitute Form W-9)

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9) BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       (Signature(s) of Unit holder(s)*)

Dated:
--------------------------------------------------------------------------------

* Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Units or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Name of Firm (if applicable):
--------------------------------------------------------------------------------

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code and Telephone Number:
----------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
---------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (If Required -- See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
BELOW.

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (Please Print)

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

                       PAYER'S NAME: THE BANK OF NEW YORK

-----------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                              PART I -- PLEASE PROVIDE YOUR TIN        Social Security Number or
  FORM W-9                                IN THE BOX AT RIGHT AND CERTIFY BY    Employer Identification Number
  INTERNAL REVENUE SERVICE                SIGNING AND DATING BELOW.
                                                                              ----------------------------------
                                                                               (If awaiting TIN, write "Applied
                                                                                             For")
                                          PART II -- Certifications: Under penalties of perjury, I certify that:
                                          (1) the number shown on this form is my correct Taxpayer Identification
                                          Number (or I am waiting for a number to be issued to me) and
                                          (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the
                                          Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 Payer's Request for Taxpayer             Certification Instructions -- You must cross out
 Identification Number ("TIN")            item (2) above if you have been notified by the IRS         PART 3 --
                                          that you are currently subject to backup withholding
                                          because of under-reporting interest or dividends on      Awaiting TIN [ ]
                                          your tax return. However, if after being notified by
                                          the IRS that you were subject to backup withholding,
                                          you received another notification from the IRS that
                                          you are no longer subject to backup withholding, do
                                          not cross out such Item (2). (Also see instructions
                                          in the enclosed Guidelines.)
                                          Signature
                                          ---------------------------------------------------
                                          Date
                                          ---------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
        I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2)
   I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

   --------------------------------------------------------------------------
   ------------------------------------
                                       Signature             Date
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") (each of the foregoing constituting an "Eligible Institution") unless the Units are tendered (i) by a registered holder of the Units who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Units are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock powers, with the signatures on the certificate or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by Unit holders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Units is to be made by book-entry pursuant to the procedures set forth in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase. Certificates for all physically delivered Units, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Units delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, or the Agent's Message in the case of a book-entry transfer, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date.

     Unit holders whose certificates for Units are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date must tender their Units pursuant to the guaranteed delivery procedures set forth in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the certificates for all tendered Units, in proper form for tender, or Book-Entry Confirmation of a transfer into the Depositary's account at the Book-Entry Transfer Facility of all Units delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase.

     THE METHOD OF DELIVERY OF UNITS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING UNIT HOLDER. UNITS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, AMPLE TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE DEPOSITARY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Units will be purchased. All tendering Unit holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Units should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO UNIT HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Units evidenced by any certificate submitted are to be tendered, fill in the number of Units that are to be tendered in the box entitled "Number of Units Tendered." In such a case, new certificate(s) for the remainder of the Units that were evidenced by the old certificate(s) will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer. All Units represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTERS OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Units tendered hereby are owned of record by two or more persons, all such owners must sign this Letter of Transmittal.

     If any tendered Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of Units listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Units not tendered or accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Units to it, or to its order, pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or if certificates for Units not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTION. If a check for the Purchase Price of any Units purchased is to be issued, or any Units not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal, or if the check or any certificates for Units not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Unit holders tendering Units by book-entry transfer may request that Units not purchased be credited to such account at the Book-Entry Transfer Facility as such

Unit holder may designate under "Special Payment Instructions." If no such instructions are given, any such Units not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

     9. WAIVER OF CONDITIONS. Subject to the applicable rules and regulations of the Commission, the conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, in the case of any Units tendered.

     10. SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a Unit holder whose tendered Units are accepted for payment is required to provide the Depositary with such Unit holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If such Unit holder is an individual, the TIN is such Unit holder's social security number. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the Unit holder or other payee to a $50 penalty. In addition, payments that are made to such Unit holder or other payee with respect to Units purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain Unit holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Unit holder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the Unit holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part III of the Substitute Form W-9 may be checked if the tendering Unit holder or other payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the Unit holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such Unit holder if a TIN is provided to the Depositary within 60 days.

     The Unit holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of the Units or of the last transferee appearing on the transfers attached to, or endorsed on, the Units. If the Units are in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY THEREOF (TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO, TENDERED UNITS WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

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     Questions and request for assistance or additional copies of the Offer to
Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager as set forth below.

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

                          909 Third Avenue, 20th Floor
                            New York, New York 10022
                                 (212) 754-8000
                            Toll Free (800) 566-9061

                     Banks and Brokerage Firms please call:
                                 (800) 662-5200

                      The Dealer Manager for the Offer is:

                           JEFFERIES & COMPANY, INC.

                               909 Fannin Street
                                   Suite 3100
                              Houston, Texas 77002
                                 (713) 658-1100
                            Toll Free (800)533-0072

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